SECURITIES AND EXCHANGE COMMISSION

	Washington, D.C.  20549


	FORM 8-K


	CURRENT REPORT


	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934



	Date of the Report
	 (date of earliest event reported):
	June 5, 1995


	      Central Illinois Public Service Company
	(Exact name of registrant as specified in charter)


	   Illinois             1-3672               37-0211380
(State or other		(Commission File           (IRS Employer
 jurisdiction of		Number)		                  Identification
 incorporation)                              Number)


	607 East Adams Street, Springfield, Illinois  62739
	(Address of principal executive offices)


Registrant's telephone number, including area code:  (217) 523-3600





Item 7.	Financial Statements, Pro Forma
		Financial Information and Exhibits.

(c)	Exhibits:

	4.03	Supplemental Indenture providing for Medium-Term Notes, as series of
      First Mortgage Bonds.

The above exhibits are filed herewith in connection with the Company's Registration Statement on Form S-3 (Registration No. 33-56063) which became effective November 21, 1994.




	SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					Central Illinois Public Service Company



			  /s/Craig D. Nelson
							Craig D. Nelson
							Treasurer

Date:  June 6, 1995



	EXHIBIT INDEX


Exhibit
  No.                  Description

4.03	Supplemental Indenture providing for Medium-Term Notes, as series of First
         Mortgage Bonds.